Liquidity	9 Months Ended
Sep. 30, 2022
Liquidity
Liquidity

Note 2. Liquidity

We have historically suffered net losses and cumulative negative cash flows from operations, and as of September 30, 2022, we had an accumulated deficit of approximately $42.8 million. As of September 30, 2022 we had cash of $4,521,791. The Company closed an underwritten public offering of 1,600,000 shares of common stock, at a public offering price of $5.00 per share, for aggregate gross proceeds of $8 million, prior to deducting underwriting discounts, commissions, and other offering expenses. Prior to the offering, we financed our operations primarily through debt financing, private equity offerings our working interest agreements. We believe we have other liquid assets that may be used to assist in financing the operations of the Company if needed, including marketable securities in Scepter, which hold a fair value $2,892,319 as of September 30, 2022 and have been deposited for trading. We believe the liquid assets from the Company’s available for sale investments and funding provided from subsequent fundraising activities (see Note 19) of the Company give it adequate working capital to finance our day-to-day operations for at least twelve months through November 2023.